UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 8, 2010

Birner Dental Management Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(Exact Name of Registrant as Specified in Its Charter)

0-23367	84-1307044

(Commission File Number)	(IRS Employer Identification No.)

3801 East Florida Avenue, Suite 508, Denver, CO 80210

(Address of Principal Executive Offices) (Zip Code)

(303) 691-0680

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 8, 2010, Birner Dental Management Services, Inc. (the “Company”) held its Annual Meeting of Shareholders.  The following is a summary of the matters voted on at the meeting as described in the Company’s Definitive Proxy Statement filed on April 28, 2010, and the voting results for each matter.

1.	The two nominees for Class I directors were elected to serve for terms expiring in 2013, as follows:

Nominee	Votes For	Votes Withheld
Thomas D. Wolf	1,190,955	523
Paul E. Valuck, D.D.S.	1,191,205	273

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIRNER DENTAL MANAGEMENT SERVICES, INC. a Colorado corporation

Date: June 11, 2010	By:	/s/ Dennis N. Genty
Name: Dennis N. Genty
Title: Chief Financial Officer